UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 22, 2004



                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    000-33167                 84-0448400
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)




            17700 CASTLETON STREET, SUITE 589
              CITY OF INDUSTRY, CALIFORNIA                     91748
        (Address of Principal Executive Offices)             (Zip Code)



                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective July 22, 2004, Kiwa Bio-tech Products Group Corporation (the "Registrant") changed its state of incorporation from Utah to Delaware (the "Reincorporation"). The Reincorporation was approved by the Registrant's shareholders by written consent effective as of June 3, 2004. The Reincorporation was accomplished by the merger of the Registrant with and into Kiwa Bio-Tech Products Group Corporation, a Delaware corporation ("Kiwa Delaware"), its wholly-owned subsidiary, which was the surviving corporation in the merger.

         The Reincorporation will not result in any change in the Registrant's name, headquarters, business, jobs, management, location of offices or facilities, number of employees, assets, liabilities or net worth. The Registrant's common stock will continue to trade on the OTC Bulletin Board under the symbol KWBT. Stockholders will not be required to undertake a mandatory exchange of the Registrant's shares. Certificates for the Registrant's shares automatically represent an equal number of Shares of Kiwa Delaware.

         Filed with this report as Exhibit 2.1 is a copy of the Agreement and Plan of Merger relating to the Reincorporation. Copies of the Registrant's current Certificate of Incorporation and Bylaws are also filed with this report as Exhibits 3.1 and 3.2, respectively.

         On July 23, 2004, the Registrant issued the press release announcing the effectiveness of the Reincorporation. A copy of the press release is filed with this report as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated July 22, 2004, between Kiwa Bio-Tech Products Group Corporation, a Utah corporation, and Kiwa Bio-Tech Products Group Corporation, a Delaware Corporation.

                  3.1      Certificate   of   Incorporation   of  Kiwa  Bio-Tech
                           Products Group Corporation, a Delaware corporation.

                  3.2 Bylaws of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation.

                  99.1 Press release dated July 23, 2004, issued by the Registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION



Date:    July 23, 2004              By:      /S/ WEI LI
                                       -----------------------------------------
                                             Wei Li, Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger, dated July 22, 2004, between Kiwa Bio-Tech Products Group Corporation, a Utah corporation, and Kiwa Bio-Tech Products Group Corporation, a Delaware Corporation.

3.1 Certificate of Incorporation of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation.

3.2                Bylaws  of  Kiwa  Bio-Tech  Products  Group  Corporation,   a
                   Delaware corporation.

99.1               Press release dated July 23, 2004, issued by the Registrant.


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